GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Large Cap Value Fund

Goldman Sachs Mid Cap Value Fund

(each a “Fund”)

Supplement dated January 9, 2018 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated April 28, 2017

Effective immediately, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) will centralize its Fundamental Equity U.S. Value and Fundamental Equity U.S. Growth Teams into a single Fundamental Equity U.S. Equity Team. The Investment Adviser believes that these changes will benefit the Funds by providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform.

In addition, effective immediately, (i) John Arege and Charles “Brook” Dane will no longer serve as portfolio managers for Goldman Sachs Large Cap Value Fund; (ii) Adam Agress will serve as a portfolio manager for Goldman Sachs Mid Cap Value Fund; and (iii) Timothy Ryan will no longer serve as a portfolio manager for Goldman Sachs Mid Cap Value Fund.

Sean Gallagher will join Steven M. Barry as Co-Chief Investment Officer of the Fundamental Equity U.S. Equity Team. Mr. Gallagher will continue to serve as a portfolio manager for each Fund, and Sung Cho will continue to serve as a portfolio manager for Goldman Sachs Mid Cap Value Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to the “Value Investment Team” or “US Value Equity Team” are replaced with “Fundamental Equity U.S. Equity Team.”

All references to Messrs. Arege, Dane and Ryan in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

For Goldman Sachs Large Cap Value Fund, the following replaces in its entirety the “Portfolio Managers” subsection of the “Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Manager: Sean Gallagher, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2001.

For Goldman Sachs Mid Cap Value Fund, the following replaces in its entirety the “Portfolio Managers” subsection of the “Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Sean Gallagher, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2001; Sung Cho, CFA, Managing Director, has managed the Fund since 2015; and Adam Agress, Vice President, has managed the Fund since 2018.

The following replaces in its entirety the “GSAM’s Value Investment Philosophy”, “On How We Select Securities” and “Sell Discipline” subsections under the “Investment Management Approach—Principal Investment Strategies” section of each Prospectus:

GSAM’s Fundamental U.S. Equity Investment Approach:

GSAM believes that strong fundamental, bottom-up research combined with a disciplined investment process is essential for generating superior performance over the long-term.

The team’s investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team.

The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.

GSAM’s Value Investment Philosophy:

1. Businesses represent compelling value when:

⬛	Market uncertainty exists.
⬛	Their economic value is not recognized by the market.

2. By quality, we mean companies that have:

⬛	Sustainable operating or competitive advantage.
⬛	Excellent stewardship of capital.
⬛	Capability to earn above their cost of capital.
⬛	Strong or improving balance sheets and cash flow.

3. Through intensive, firsthand fundamental research our portfolio managers seek to purchase quality businesses selling at compelling valuations.

In the table in the “Value Investment Team” subsection of the “Service Providers—Fund Managers” section, (i) Mr. Gallagher’s title is changed to “Managing Director, Co-Chief Investment Officer, Fundamental Equity U.S. Equity” in each Prospectus and (ii) the following row is added to the table for Goldman Sachs Mid Cap Value Fund’s Prospectus:

Adam Agress Vice President	Portfolio Manager— Mid Cap Value	Since 2018	Mr. Agress is a portfolio manager on the Fundamental Equity U.S. Equity Team, where he has broad research responsibilities. Mr. Agress was previously a research analyst on the team from 2007-2010 and a portfolio manager from 2010-2011, before joining Luxor Capital Group.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITLCMCCONFIDSTK 01-18